Exhibit 4.1

ESSENT GROUP LTD. (hereinafter called the “Company”), transferrable in accordance with the Memorandum of Association and Bye-Laws of the Company in person or by duly authorised attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association, as amended, and the Bye-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and the Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorised officers. Dated: ESSENT GROUP LTD. EG COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR By: AUTHORISED SIGNATURE CUSIP G3198U 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS COMMON SHARES COMMON SHARES A BERMUDA EXEMPTED COMPANY THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $0.015 PER SHARE, OF SENIOR VICE PRESIDENT, CHIEF LEGAL OFFICER AND ASSISTANT SECRETARY S H A R E S BERMUDA 2008 Essent Group Ltd. PRESIDENT AND CHIEF EXECUTIVE OFFICER NUMBER

SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: NOTICE: PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE of the common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares in accordance with the Company’s Memorandum of Association and Bye-Laws with full power of substitution in the premises. Dated PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE UNIF GIFT MIN ACT — Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) ESSENT GROUP LTD. THE COMPANY IS AUTHORISED TO ISSUE TWO CLASSES OF SHARES, COMMON SHARES AND PREFERENCE SHARES. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORITY TO FIX THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF PREFERENCE SHARES AND TO DETERMINE OR ALTER THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON ANY UNISSUED SERIES OF PREFERENCE SHARES. THE COMPANY SHALL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARE OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE COMPANY’S SECRETARY AT THE PRINCIPAL OFFICE OF THE COMPANY.